SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 23, 2009

Savoy Energy Corporation

(Exact name of registrant as specified in its charter)

Nevada	333-151960	26-0429687
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11200 Westheimer, Suite 900, Houston, TX	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 243-8788

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 23, 2009, the Company’s Board of Directors, after discussion and advisement with the Company’s independent registered public accounting firm, authorized the restatement of our previously issued (audited) consolidated financial statements for the year ending December 31, 2008, in our annual report on Form 10-K as filed with the Securities and Exchange Commission (the “Commission”) on March 30, 2009. The Board also authorized restatement of our previously issued (unaudited) consolidated financial statements for the periods ended March 31, 2009 and June 30, 2009 in our quarterly reports on Form 10-Q as filed with the Commission on May 20, 2009 and August 21, 2009, respectively.

On August 27, 2009, the PCAOB revoked the registration of our prior auditor, Moore & Associates Chartered, because of violations of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality controls standards, And Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and noncooperation with a Board investigation.  The Company was notified by the SEC that a due to the revocation, a reaudit of the Company’s financial statements for the year ended December 31, 2008 would be required.

On September 10, 2009 the Company engaged GBH CPAs, PC to perform the required reaudit and in connection therewith, the Company has identified material errors in its previously issued financial statements.  These misstatements require that the financial statements for the fiscal year ended December 31, 2008 and the quarters ended March 31, 2009 and June 30, 2009 be restated.

The largest error related to the impairment of the Company’s oil and gas properties for the year ended December 31, 2008.  It has been determined that the oil and gas properties should have been impaired to a net value of $24,168 and the Company should have recognized a corresponding impairment expense of $674,321.  Additionally, the Company has reclassified various account classes to improve presentation and accuracy.

The errors discovered relating to the year ended December 31, 2008 also led to material errors in the quarterly reports filed for the periods ended March 31, 2009 and June 30, 2009.  In these periods, oil and gas properties were overstated.  This overstatement led to overstated depreciation, depletion and amortization expenses.  The Company also neglected to accrue interest payable on the OIL debt and salary expense related to an employment agreement with the Company CEO.  The Company also had determined that they overestimated the value of shares issued for services resulting in an overstatement of general and administrative expenses of $560,250.  In this restatement, the Company has reclassified various account classes to improve presentation and accuracy.

FOR THE EFFECT OF THE RESTATEMENT OF THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2008, AND PERIODS ENDED MARCH 31, 2009 AND JUNE 30, 2009, PLEASE REFER TO THE AMENDMENTS TO OUR FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008 AND FORMS 10-Q FOR THE PERIODS ENDED MARCH 31, 2009 AND JUNE 30, 2009, EXPECTED TO BE FILED AS SOON AS PRACTICABLE.

We requested that our independent auditor respond with a letter whether it agrees with the statements in this Current Report on Form 8-K.  The letter is attached hereto as Exhibit 16.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits

Exhibit                      Description.
Number

16.1                    Letter from GBH CPAs, PC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savoy Energy Corporation

/s/Arthur Bertagnolli
Arthur Bertagnolli
President, Chief Executive Officer
Date: November 23, 2009